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                                                                   Exhibit 10.11

                        ASSIGNMENT OF MEMBERSHIP INTEREST


         This ASSIGNMENT OF MEMBERSHIP INTEREST is entered into effective as of the 1st day of June, 2002, by and between DALTOR HOUSTON TITLE, INC., a Texas corportation {"Assignor"), and ASHTON HOUSTON RESIDENTIAL, LLC., a Texas limited liability company ("Assignee").

         WHEREAS, Assignor currently owns a forty-nine percent (49%) membership interest {the "Membership Interest") in DOMINION TITLE, L.L.C., a Texas limited liability company (the "Company");

         WHEREAS, Assignor desires to assign all of its right, title and interest to the Membership Interest to Assignee;

         WHEREAS, Assignor and Assignee acknowledge and have represented to the other Member of the Company that they are affiliated companies as set forth in
Section 1.2 of the Members' Agreement of the Company, dated June 7, 1999 (the "Members' Agreement");

         WHEREAS, Assignee has consented to such assignment and has agreed to be bound by the Regulations of the Company, dated June 7,1999 (the "Regulations"), and the Members' Agreement; and,

         WHEREAS, all of the Members of the Company have consented to such assignment and transfer of membership interest;

         NOW, THEREFORE, in consideration of the mutal benefits to be derived by the parties herein, it is agreed as follows:

         1. Assignor hereby transfers, conveys and assigns all of its right, title and interest in the Membership Interest to Assignee.

         2. Assignee hereby accepts such assignment.

         3. As additional consideration for the transfer of the Membership Interest, Assignee hereby agrees to be bound by all of the provisions of the Regulations and the Members' Agreement in all regards as of it had been an original signatory thereof.

         EXECUTED effective as of the date first written above.

                                ASSIGNOR:

                                DALTOR HOUSTON TITLE, INC.


                                By: /s/ Robert L. Salomon
                                Name: Robert L. Salomon
                                Title: Authorized Representative

                                ASSIGNEE:

                                ASHTON HOUSTON RESIDENTIAL, L.L.C.

                                By: /s/ Robert L. Salomon
                                Name: Robert L. Salomon
                                Title: Authorized Representative

                                AGREED:

                                STEWART TITLE COMPANY


                                By: /s/ E.D. LESTER
                                Name: E.D. Lester
                                Title: ILLEGIBLE
                                Date: 10-1-02